Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

(1)	to sign the Annual Report for the fiscal year ended December 31, 2005 of DreamWorks Animation SKG, Inc. on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;

(2)	to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February, 2006.

/s/ ROGER ENRICO
Roger Enrico

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

(1)	to sign the Annual Report for the fiscal year ended December 31, 2005 of DreamWorks Animation SKG, Inc. on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;

(2)	to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February, 2006.

/s/ HOWARD SCHULTZ
Howard Schultz

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

(1)	to sign the Annual Report for the fiscal year ended December 31, 2005 of DreamWorks Animation SKG, Inc. on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;

(2)	to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February, 2006.

/s/ KARL VON DER HEYDEN
Karl von der Heyden

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities:

(1)	to sign the Annual Report for the fiscal year ended December 31, 2005 of DreamWorks Animation SKG, Inc. on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;

(2)	to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;

as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February, 2006.

/s/ MARGARET WHITMAN
Margaret Whitman

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities:

(1)	to sign the Annual Report for the fiscal year ended December 31, 2005 of DreamWorks Animation SKG, Inc. on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;

(2)	to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;

as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February, 2006.

/s/ MELLODY HOBSON
Mellody Hobson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

(1)	to sign the Annual Report for the fiscal year ended December 31, 2005 of DreamWorks Animation SKG, Inc. on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;

(2)	to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February, 2006.

/s/ NATHAN MYHRVOLD
Nathan Myhrvold

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

(1)	to sign the Annual Report for the fiscal year ended December 31, 2005 of DreamWorks Animation SKG, Inc. on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;

(2)	to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February, 2006.

/s/ DAVID GEFFEN
David Geffen

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey Katzenberg, Kristina M. Leslie and Katherine Kendrick and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

(1)	to sign the Annual Report for the fiscal year ended December 31, 2005 of DreamWorks Animation SKG, Inc. on Form 10-K (“2005 Form 10-K”) to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 2005 Form 10-K;

(2)	to file such 2005 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

(3)	to take such other action as may be deemed necessary or appropriate in connection with such 2005 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 28th day of February, 2006.

/s/ PAUL ALLEN
Paul Allen